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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

To Vestcom International, Inc.:

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of Registration Statement File No. 333-23519.

                                          /s/ ARTHUR ANDERSEN LLP
                                          --------------------------------------

Roseland, New Jersey

June 19, 1997